Exhibit 99.1

CERTIFICATION OF PERIODIC REPORT

I, Raymond M. Trewhella, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Glassmaster Company on Form 10-QSB for the three months ended June 5, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Glassmaster Company.

Date: July 20, 2005

/s/ Raymond M. Trewhella

Raymond M. Trewhella
CEO and Chairman of the Board

I, Richard E. Trewhella, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Glassmaster Company on Form 10-QSB for the three months ended June 5, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Glassmaster Company.

Date: July 20, 2005

/s/ Richard E. Trewhella

Richard E. Trewhella
Corporate Controller & Treasurer

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